Exhibit 99.2

                             Joint Filer Information

This Statement on Form 4 is filed by Insight Capital Partners III, L.P., Insight Capital Partners III-Co-Investors, L.P., Insight Capital Partners III (Cayman), L.P., Insight Venture Associates III, LLC, Jeffrey Horing, and Jerry Murdock.

The principal business address of each of the Reporting Persons is 680 Fifth Avenue, New York, NY 10019.

Name of Designated Filer:  Insight Capital Partners III, L.P.
Date of Event Requiring Statement:  November 10, 2004
Issuer Name and Ticker or Trading Symbol:  Click Commerce, Inc. (CKCM)

                        INSIGHT CAPITAL PARTNERS III, L.P.

                        By:    INSIGHT VENTURE ASSOCIATES III, LLC
                               Its General Partner

                                     By:/s/ Jeffrey Horing
                                     --------------------------------
                                            Jeffrey Horing
                                            Managing Member

                        INSIGHT CAPITAL PARTNERS III-CO-INVESTORS, L.P.

                        By:    INSIGHT VENTURE ASSOCIATES III, LLC
                               Its General Partner

                                     By:/s/ Jeffrey Horing
                                     --------------------------------
                                            Jeffrey Horing
                                            Managing Member

                        INSIGHT CAPITAL PARTNERS III (CAYMAN), L.P.

                        By:    INSIGHT VENTURE ASSOCIATES III, LLC
                               Its General Partner

                                     By:/s/ Jeffrey Horing
                                     --------------------------------
                                            Jeffrey Horing
                                            Managing Member

                        INSIGHT VENTURE ASSOCIATES III, LLC

                                     By: /s/ Jeffrey Horing
                                     --------------------------------
                                            Jeffrey Horing
                                            Managing Member

                                     By: /s/ Jeffrey Horing
                                     --------------------------------
                                             Jeffrey Horing

                                     By:/s/ Jerry Murdock
                                     --------------------------------
                                            Jerry Murdock